                                 FIFTH AMENDMENT
                                 ---------------

     FIFTH AMENDMENT (this "AMENDMENT"), dated as of August 25, 1993 by and among UNITED ASSET MANAGEMENT CORPORATION (the "COMPANY"), UAM REALTY ADVISORS INVESTMENT CORPORATION, DEWEY SQUARE INVESTORS CORPORATION, UNITED ASSET MANAGEMENT HOLDINGS, INC., UNITED ASSET MANAGEMENT TRADEMARK, INC., UAM INVESTMENT CORPORATION, MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan"), THE FIRST NATIONAL BANK OF BOSTON ("BKB"), CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais New York"), CREDIT LYONNAIS CAYMAN ISLAND BRANCH ("Credit Lyonnais New York"), CREDIT LYONNAIS CAYMAN ISLAND BRANCH ("Credit Lyonnais Cayman Island"), MELLON BANK, N.A. ("Mellon"), CHEMICAL BANK ("Chemical"), THE DAIWA BANK LIMITED ("Daiwa"), BANK HAPOALIM B.M. ("BANK HAPOALIM"), SHAWMUT BANK, N.A. ("Shawmut"), MARYLAND NATIONAL BANK ("MNB"), BROWN BROTHERS HARRIMAN & CO. ("BBH"), DEUTSCHE BANK A.G. NEW YORK BRANCH/CAYMAN ISLANDS BRANCH ("Deutsche Bank"; Morgan, BKB, Credit Lyonnais New York, Credit Lyonnais Cayman Island, Chemical, Mellon, Daiwa, Bank Hapoalim, Shawmut, MNB, BBH and Deutsche Bank, each, a "Bank", and collectively, the "Banks"), MORGAN, as Agent (the "Agent"), and BKB, as Collateral Agent (the "Collateral Agent").

                                R E C I T A L S:

          A. The Company, the Existing Banks, the Agent and the Collateral Agent are parties to the Credit Agreement dated as of May 18, 1992, (as amended by the First Amendment dated as of October 8, 1992, the Second Amendment dated as of November 25, 1992, the Third Amendment dated as of December 1, 1992 and the Fourth Amendment dated as of January 8, 1993, and as supplemented by (i) an Addendum dated as of June 24, 1992 among Bank Hapoalim, the Company and the Agent, (ii) an Addendum dated as of June 25, 1992 among Daiwa, the Company and the Agent, (iii) an Addendum dated as of March 12, 1993 among Deutsche Bank, the Company, the Agent and the Collateral Agent and (iv) a consent letter, dated
May 19, 1993 among the Company and the Banks, the "CREDIT AGREEMENT").

          B. The Company proposes to acquire through its wholly-owned subsidiary, HF Newco, Inc., an Illinois corporation ("Newco"), all of the issued and outstanding capital stock of Heitman Financial Ltd., an Illinois corporation ("Heitman"), upon which acquisition Newco will be merged with and into Heitman, with Heitman as the surviving corporation (all of the foregoing is hereinafter referred to as the "Heitman Acquisition").

          C. Heitman currently has Indebtedness outstanding to LaSalle National Bank, Continental Bank N.A. and General Electric Capital Corporation, in the aggregate principal amount of $21,940,000, which Indebtedness will remain outstanding following the Heitman Acquisition.

          D.   The Company has requested that the Credit Agreement be amended
(i) to permit such Indebtedness and certain encumbrances securing such Indebtedness, (ii) to provide for the pledge by Heitman of the capital stock of certain of its Subsidiaries to the Collateral Agent, (iii) to exempt certain Subsidiaries of Heitman from the requirement that the capital stock of such Subsidiaries be pledged to the Collateral Agent, and (iv) to effect certain other amendments to the Credit Agreement, all as more particularly set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   AMENDMENTS

          Section 1.1. DEFINITIONS INCORPORATED. Unless the context requires otherwise, all capitalized terms used in this Amendment without definition shall have the meanings provided therefor in the Credit Agreement as herein amended.

          Section 1.2.  AMENDMENTS.

               (a) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions thereto in their proper alphabetical order:

          "HEITMAN". Heitman Financial Ltd., an Illinois corporation and a Subsidiary of the Company.

          "HEITMAN PERMITTED INDEBTEDNESS". The Indebtedness of Heitman and its Subsidiaries set forth on Exhibit V hereto.

          "HEITMAN GUARANTY". The Heitman Guaranty, dated as of August 25, 1993, made by Heitman in favor of the Beneficiaries named therein, as the same may be amended, supplemented or otherwise modified from time to time.

          "HEITMAN PLEDGE AGREEMENT". The Heitman Pledge Agreement, dated as of August 25, 1993, made by Heitman in favor of the Collateral Agent, for the ratable benefit of the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

               (b) The definition of "Collateral" contained in Section 1.1 of the Credit Agreement is hereby amended to insert the phrase", the Heitman Pledge Agreement" immediately following the phrase "the DSI Pledge Agreement".

               (c)  The definition of "Guaranty Subsidiaries" contained in
Section 1.1 of the Credit Agreement is hereby amended to insert the phrase", Heitman" immediately following the term "DSI".

               (d) The definition of "Loan Documents" contained in Section 1.1 of the Credit Agreement is hereby amended to insert the phrase", the Heitman Guaranty" immediately following the phrase "the UAM Realty Advisors Guaranty".

               (e)  The definition of "Permitted Businesses" contained in
Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "PERMITTED BUSINESSES. The businesses of managing securities, timber or real estate portfolios and related activi- ties, PROVIDED, HOWEVER, that the management of timber portfolios and real estate portfolios, respectively, shall constitute Permitted Businesses only to the extent that the aggregate of the Relevant Cash Flows for all Subsidiaries engaged in whole or in part in the business of managing timber portfolios ("Timber Subsidiaries") or for all Subsidiaries engaged in whole or in part in the business of managing real estate portfolios ("Real Estate Subsidiaries"), as the case may be, as of the date (the "Determination Date") of the acquisition of any Timber Subsidiary or Real Estate Subsidiary, as the case may be, does not exceed six percent (6%) or fifteen percent (15%), respectively, of the Consolidated Cash Flow of the Company and its Subsidiaries for the four complete consecutive fiscal quarters of the Company immediately preceding the Determination Date.
          For any Timber Subsidiary or Real Estate Subsidiary, the
          "Relevant Cash Flow" shall mean the greater of (i) the cash flow of such Subsidiary for the four complete con- secutive fiscal quarters of such Subsidiary immediately preceding the acquisition (the "Acquisition") of such Subsidiary by the Company or a Subsidi- ary of the Company, and (ii) the pro-jected cash flow (calculated as the "Base UAM Distribution" as defined in the Revenue Sharing Agreement relating to such Subsidiary) of such Subsidiary for the four complete consecutive fiscal quarters of the Company immediately following the Acquisition, as determined by the Company at the time of the Acquisition and set forth in projections furnished to each Bank at lease ten (10) days prior to the consummation of such Acquisition."

               (f)  The definition of the term "Pledged Stock" contained in
Section 1.1 of the Credit Agreement is hereby amended (i) to add the phrase ", Heitman" immediately following the term "UAM Holdings" and (ii) to add the phrase ", the Heitman Pledge Agreement" immediately following the phrase "the Subsidiaries Pledge Agreement".

               (g) The definition of the term "Security Documents" is hereby amended to add the phrase ", the Heitman Pledge Agreement" immediately following the phrase "the DSI Pledge Agreement".

               (h) Subsection (a) of Section 3.16 of the Credit Agreement is hereby amended to (i) add the phrase ", the Heitman Pledge Agreement" immediately following the phase "the Subsidiaries Pledge Agreement" and (ii) to add the phrase ", Heitman" immediately following the term "UAM Holdings".

               (i) Section 5.7 of the Credit Agreement is hereby amended to add the phrase "excluding the Heitman Permitted Indebtedness and" at the beginning of the parenthetical contained in such Section.

               (j) Section 5.8 of the Credit Agreement is hereby amended (i) to add the parenthetical "(excluding payments of principal and interest in respect of the Heitman Permitted Indebtedness)" immediately following the term "Consolidated Debt Service" and (ii) to add the parenthetical "(excluding interest expense in respect of the Heitman Permitted Indebtedness)" immediately following the term "Interest Expense".

               (k) Section 5.10 of the Credit Agreement is hereby amended to add the parenthetical "(excluding liabilities arising in respect of the Heitman Permitted Indebtedness)" immediately following the term "Borrowed Money".

               (l) Section 5.12 of the Credit Agreement is hereby amended (i) to delete the word "and" appearing at the end of subsection (g) of such Section,
(ii) to redesignate subsection (h) of such Section as subsection (j), (iii) to delete the reference to "(g)" in such redesignated subjection (j) and replace it with a reference to "(i)", and (iv) to add the following as new subsections (h) and (i) to such Section:

          "(h)  the Heitman Permitted Indebtedness;

          (i) Indebtedness of the Company, in an amount not to exceed $3,500,000, to certain guarantors of Indebtedness of Heitman to LaSalle National Bank, pursuant to an agreement made by the Company in favor of such guarantors to reimburse such guarantors in an amount not to exceed $3,500,000 upon the occurrence of a payment default under the Indebtedness of Heitman to LaSalle National Bank, the Company's obligation to make such reimbursement being conditioned upon the prior payment in full of all amounts owing by such guarantors of such Indebtedness; and"

               (m) Section 5.13 of the Credit Agreement is hereby amended to delete the amount "$8,000,000" contained therein and to replace it with the amount "$14,000,000".

               (n) Section 5.14 of the Credit Agreement is hereby amended (i) to delete the word "and" appearing at the end of Subsection (h) of such Section,
(ii) to delete the period at the end of Subsection (i) of such Section and replace it with a semicolon and the word "and", and (iii) to add the following new Subsection (j) to such Section:

               "(j) Encumbrances set forth on Exhibit V hereto securing the Heitman Permitted Indebtedness."

                    (o) Subsection (c) of Section 5.22 of the Credit Agreement is hereby amended to delete the first two sentences of such Subsection and to replace such deleted sentences with the following:

               "Notwithstanding anything to the contrary contained in Subsection
          (b) above, provided no Default or Event of Default has occurred or shall be continuing, (i) the Company shall not be obligated to cause the pledge of the capital stock of any Subsidiary identified as a "Heitman Exempted Subsidiary" on Exhibit P and (ii) subject to the last sentence of this Subsection (c), the Company shall not be obligated to cause the pledge of the capital stock of any Subsidiary acquired by a Subsidiary of the Company if the consolidated revenues (calculated in accordance with GAAP) of the acquired Subsidiary and its Subsidiaries for the four (4) consecutive full fiscal quarters immediately prior to the acquisition of such Subsidiaries shall not have exceeded $500,000 in the aggregate. For purposes of this Subsection (c), any such Subsidiary the capital stock of which has not been pledged as allowed by this provision (including, without limitation, the Subsidiaries identified on Exhibit P as "Exempted Subsidiaries" but excluding the Subsidiaries identified on Exhibit P as "Heitman Exempted Subsidiaries") shall be referred to as an "Exempted Subsidiary"."

               (p) Subsection (h) of Section 6.1 of the Credit Agreement is hereby amended to add the phrase "(other than the Heitman Permitted Indebtedness)" immediately following the word "Indebtedness" where it first appears in such subsection.

               (q) Subsection (k) of Section 6.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(k) judgments or orders (other than judgements or orders against Heitman or any of its Subsidiaries arising out of the Heitman Permitted Indebtedness) for the payment of money shall be entered against the Company or any of its Subsidiaries by any court, or a warrant of attachment or execution or similar process (other than a warrant of attachment or execution or similar process issued against the property of Heitman or any of its Subsidiaries arising out of the Heitman Permitted Indebtedness) shall be issued or levied against property of the Company or such Subsidiary which in the aggregate exceeds $300,000 in value, and any such judgment, order, warrant or process shall continue undischarged, unbonded or unstayed for thirty
          (30) consecutive days; or"

               (r) Exhibit P to the Credit Agreement is hereby amended to read in its entirety as set forth on Exhibit A hereto.

               (s) A new Exhibit V is hereby added to the Credit Agreement in the form of Exhibit B hereto.

          Section 1.3.  CONDITIONS TO EFFECTIVENESS.

          The amendments set forth in this Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

               (a) the Agent shall have received counterparts of this Amendment, duly executed on behalf of each of the parties hereto;

               (b) the Agent shall have received counterparts of each of the Heitman Guaranty and the Heitman Pledge Agreement, in substantially the forms of Exhibit C and Exhibit D, respectively, hereto, duly executed on behalf of Heitman;

               (c) the Agent shall have received certified copies of the resolutions of the Board of Directors of Heitman approving the Heitman Guaranty and the Heitman Pledge Agreement, and of all other documents, if any, evidencing corporate action and/or governmental authorization or approval with respect to the Heitman Guaranty or the Heitman Pledge Agreement;

               (d) the Agent shall have received a certificate of the Secretary or an Assistant Secretary of Heitman certifying the name, title and true signature of each officer of Heitman authorized to execute the Heitman Guaranty and the Heitman Pledge Agreement;

               (e) the Agent shall have received (i) a copy of the Certificate of Incorporation of Heitman, as amended through the date hereof, certified by the Secretary of State of the State of Illinois; (ii) a long-form good standing certificate for Heitman from the Secretary of State of the State of Illinois; (iii) long-form good standing certificates from the Secretaries of State of the states, or other comparable officers of each jurisdiction, in which Heitman is required to qualify to do business; (iv) a tax status report for Heitman from the Secretary of State or other comparable officer of the State of Illinois (where obtainable); (v) tax status reports (where obtainable) of the Secretary of State of the states, or other comparable officers of each jurisdiction, in which Heitman is required to qualify to do business; and (vi) such additional supporting documents as the Agent or any Bank may reasonably request; PROVIDED, HOWEVER, that if any such good standing certificates or tax status reports are not readily available, then a telegram from the appropriate Secretary of State or comparable officer may be substituted therefor;

               (f) the Agent shall have received the opinion of Hill & Barlow, counsel to the Company and its Subsidiaries, in the form and substance satisfactory to the Agent;

               (g) the Agent shall have received a certificate dated as of the date hereof of a senior officer of the Company to the effect that (i) there exists no Default or Event of Default and (ii) all of the representations and warranties of the Company contained in this Amendment, the Credit Agreement, as herein amended, and the agreements executed in connection with the Credit Agreement by the Company are true and correct in all material respects as of the date hereof with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date or as to matters which have changed in accordance with or as permitted under the Credit Agreement;

               (h) All corporate and legal proceedings and all agreements and instruments in connection with the transactions contemplated by this Amendment shall be satisfactory in form, scope, and substance to the Agent and its counsel, and the Banks and their respective counsel shall have received all information and copies of all proceedings which each may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper government authorities;

               (i) the Collateral Agent shall have received the certificates evidencing all of the issued and outstanding capital stock of Heitman and each of the Subsidiaries of Heitman listed on Schedule A to the Heitman Pledge Agreement, duly endorsed in blank or accompanied by undated stock powers duly executed in blank; and

               (j) the Agent shall have received such further agreements, instruments, documents and certificates as the Agent shall have reasonably requested.

                                   ARTICLE II.

                                  MISCELLANEOUS

          Section 2.1. FURTHER ASSURANCES. Each of the parties hereto hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment.

          Section 2.2.  COSTS, EXPENSES AND TAXES.  The provisions of
Section 8.2 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein, MUTATIS MUTANDIS, and shall apply to this Amendment.

          Section 2.3. CERTAIN REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company and each of the Guaranty Subsidiaries (where applicable) represents and warrants that (i) it has the right, power and capacity and has been duly authorized and empowered by all required corporate and shareholder action to enter into, execute, deliver and perform this Amendment; (ii) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); (iii) the consummation of the Heitman Acquisition and related transactions, and its execution, delivery and performance of this Amendment, do not and will not violate any provision of its certificate of incorporation or by-laws or any contractual provision to which it is a party or to which it or any of its property is subject; (iv) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date or as to any matters which have changed in accordance with or as permitted under the Credit Agreement; and (v) the Heitman Acquisition and the transactions relating thereto shall not constitute an event of default or an event or condition which with notice or lapse of time, or both, would constitute an event of default under any agreement for the extension of credit to which Heitman is a party.

          Section 2.4. REPRESENTATION BY ALL PARTIES HERETO. Each of the parties hereto represents and warrants that its execution, delivery and performance of this Amendment will not violate any provisions of its certificate of incorporation or by-laws or any contractual provision to which it is a party or to which or its property is subject.

          Section 2.5. RATIFICATION, CONFIRMATION AND NO DEFAULT. The Company and each Guaranty Subsidiary hereby ratifies and confirms the Credit Agreement as herein amended and all agreements, instruments and documents related thereto to which it is now a party and agrees that all liens, security interests, guaranties and other rights granted thereby to the Banks or the Agents shall apply to all indebtedness and other obligations outstanding under the Credit Agreement (as amended by this Amendment) and the Company hereby represents and warrants to the Agents and the Bans that no Default or Event of Default exists as of the date hereof under the Credit Agreement (as amended by this Amendment) or would exist after giving effect to the transactions contemplated by this Amendment. It is understood and agreed that the amendments set forth in this Amendment are limited to the matters expressly set forth herein and shall not be deemed to (a) be a consent under, or a waiver or modification of, any other terms, provisions or conditions of the Credit Agreement or any agreement, instrument or document related thereto, (b) be a consent to any transaction (except to the extent expressly set forth herein), or (c) prejudice any rights which the Banks or the Agents, or any of them, may now or in the future have in connection with the Credit Agreement as herein amended or any agreement, instrument or document related thereto.


          Section 2.6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart.

          Section 2.7. HEADINGS. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

          Section 2.8. INTEGRATION. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matters hereof.

          Section 2.9. GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without reference to conflict of laws principles).

          Section 2.10. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; PROVIDED that neither the Company nor any Guaranty Subsidiary may assign or transfer any of its rights, interests or obligations hereunder without the prior written consent of the Banks.

          Section 2.11. AMENDMENT; WAIVER. No delay on the part of the Banks or the Agents in exercising any of their respective rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner whatsoever, except in accordance with Section 8.6 of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Amendment.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, this Fifth Amendment has been duly executed and delivered as of the date first above written.


                                             UNITED ASSET MANAGEMENT CORPORATION


                                             By: /s/ William H. Park
                                                -----------------------------
                                                Title:  Senior Vice President


                                             UAM REALTY ADVISORS INVESTMENT
                                              CORPORATION


                                             By: /s/ William H. Park
                                                -----------------------------
                                                Title:  Treasurer


                                             DEWEY SQUARE INVESTORS CORPORATION


                                             By: /s/ Peter M. Whitman, Jr.
                                                -----------------------------
                                                Title:  President


                                             UNITED ASSET MANAGEMENT HOLDINGS,
                                              INC.


                                             By: /s/ William H. Park
                                                -----------------------------
                                                Title:  President


                                             UNITED ASSET MANAGEMENT TRADEMARK,
                                              INC.


                                             By: /s/ William H. Park
                                                -----------------------------
                                                Title:  President


                                             UAM INVESTMENT CORPORATION


                                             By: /s/ William H. Park
                                                -----------------------------
                                                Title:  President

                                             MORGAN GUARANTY TRUST COMPANY OF
                                              NEW YORK, as a Bank and as Agent


                                             By: /s/ Anne H. Kelly
                                                -----------------------------
                                                Title:  Vice President


                                             THE FIRST NATIONAL BANK OF BOSTON,
                                              as a Bank


                                             By: /s/ Mitchell B. Feldman
                                                -----------------------------
                                                Title:  Director


                                             THE FIRST NATIONAL BANK OF BOSTON,
                                              as Collateral Agent


                                             By: /s/ K. Caldwell
                                                -----------------------------
                                                Title:  Senior Account
                                                        Administrator


                                             CREDIT LYONNAIS NEW YORK BRANCH


                                             By: /s/Alain Papiasse
                                                -----------------------------
                                                Title:  Senior Vice President
                                                        Deputy General Manager


                                             CREDIT LYONNAIS CAYMAN ISLAND
                                              BRANCH


                                             By: /s/Alain Papiasse
                                                -----------------------------
                                                Title:  Authorized Signature


                                             MELLON BANK, N.A.

                                             By: /s/Susan Underwood
                                                -----------------------------
                                                Title:  Officer


                                             CHEMICAL BANK


                                             By: /s/Richard H. Klein
                                                -----------------------------
                                                Title:  Managing Director

                                             THE DAIWA BANK, LIMITED


                                             By: /s/Daniel G. Eastman
                                                -----------------------------
                                                Title:  Vice President and
                                                        Manager


                                             By: /s/Stephen Sullivan
                                                -----------------------------
                                                Title:  E.O.


                                             BANK HAPOALIM B.M.


                                             By: /s/Martin B. Goodstein
                                                -----------------------------
                                                Title:  Vice President

                                             By: /s/Mitchell Jones
                                                -----------------------------
                                                Title:  A.V.P.


                                             SHAWMUT BANK, N.A.


                                             By: /s/Eileen P. Murphy
                                                -----------------------------
                                                Title:  Vice President


                                             MARYLAND NATIONAL BANK


                                             By: /s/ Christopher A. Pope
                                                -----------------------------
                                                Title:  Vice President


                                             BROWN BROTHERS HARRIMAN & CO.


                                             By: /s/Louise A. Coughlan
                                                -----------------------------
                                                Title:  Deputy Manager


                                             DEUTSCHE BANK A.G. NEW YORK BRANCH/
                                              CAYMAN ISLANDS BRANCH


                                             By: /s/Kunduck Moon
                                                -----------------------------
                                                Title:  Director


                                             By: /s/George-Ann Tobin-Drew
                                                -----------------------------
                                                Title:  Managing Director

                                                                   EXHIBIT A to
                                                                FIFTH AMENDMENT


                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                         TOTAL CAPITAL
                                                             STOCK              PERCENTAGE
                                                          ISSUED AND            OF CAPITAL
                    NAME                                 OUTSTANDING            STOCK OWNED                      OWNER
- --------------------------------------------------       -------------          -----------         --------------------------------

Alpha Global Fixed Income Managers, Inc. (DE)                 100                  100%             Company

Analytic Investment Management, Inc. (CA)                   3,400                  100%             Company

Barrow, Hanley, Mewhinney & Strauss, Inc. (NV)                100                  100%             Company

Cambiar Investors, Inc. (CO)                                  100                  100%             Company

The Campbell Group, Inc. (DE)                                 100                  100%             Company

**/***Timber Pacific Properties, Inc. (OR)                    100                  100%             The Campbell Group, Inc.

Chicago Asset Management Company (DE)                         100                  100%             Company

Cooke & Bieler, Inc. (PA)                                   5,462                  100%             Company

**/***Baxter & Stewart, Inc. (PA)                             100                  100%             Cooke & Bieler, Inc.

C. S. McKee & Company, Incorporated (PA)                   21,100 Class A          100%             Company
                                                            7,430 Class B

Fiduciary Management Associates, Inc. (DE)                    900                  100%             Company

Hamilton, Allen & Associates, Inc. (DE)                       100                  100%             Company

HIMCO, INC., d/b/a                                            400                  100%             Company
Hanson Investment Management Company (CA)

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                         TOTAL CAPITAL
                                                             STOCK              PERCENTAGE
                                                          ISSUED AND            OF CAPITAL
                    NAME                                 OUTSTANDING            STOCK OWNED                      OWNER
- --------------------------------------------------       -------------          -----------         --------------------------------

Investment Counselors of Maryland, Inc. (MD)                7,500                  100%             Company

**Ki Pacific Asset Management, Inc. (DE)                      100                  100%             Company

L&B Realty Advisors, Inc. (DE)                              3,910                   95%             Company (3,710)

**/***L&B Institutional Property Managers,                  1,000                  100%             L&B Realty Advisors, Inc.
      Inc. (DE)

**/***L&B Institutional Property Managers                   1,000                  100%             L&B Institutional Property
      of Arizona, Inc. (AZ)                                                                          Managers, Inc.

**L&B Institutional Property Managers                       1,000                  100%             L&B Institutional Property
      of California, Inc. (CA)                                                                       Managers, Inc.

**/***L&B Institutional Property Managers                   1,000                  100%             L&B Institutional Property
      0f Missouri, Inc. (MO)                                                                         Managers, Inc.

**/***L&B Institutional Property Managers                   1,000                  100%             L&B Institutional Property
      of North Carolina, Inc. (NC)                                                                   Managers, Inc.

**/*** L&B Realty Acquisitions, Inc. (DE)                   1,000                  100%             L&B Institutional Property
                                                                                                     Managers, Inc.

Nelson, Benson & Zellmer, Inc. (CO)                           100                  100%             Company

**Investment Trust Company (CO)                            25,000                  100%             Nelson, Benson & Zellmer, Inc.

Newbold's Asset Management, Inc. (PA)                         100                  100%             Company

**Newco Acquisition Corp. (DE)                                100                  100%             Company
  (formerly named Regis Retirement
   Plan Services, Inc.)

Northern Capital Management Incorporated (WI)                 100                  100%             Company

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                         TOTAL CAPITAL
                                                             STOCK              PERCENTAGE
                                                          ISSUED AND            OF CAPITAL
                    NAME                                 OUTSTANDING            STOCK OWNED                      OWNER
- --------------------------------------------------       -------------          -----------         --------------------------------

NWQ Investment Management Company, Inc. (MA)              200,000                  100%             United Asset Management
                                                                                                     Holdings, Inc.

Olympic Capital Management, Inc. (WA)                         100                  100%             Company

***Fleckenstein Capital, Inc. (WA)                            100                  100%             Olympic Capital Management, Inc.

*/**Regis Retirement Plan Services, Inc. (MA)               7,000                  100%             Company
 (formerly named RFI Distributors, Inc.)

Rice, Hall, James & Associates (CA)                           100                  100%             Company

The Rothschild Company (MD)                              638.6316                  100%             Company

Sirach Capital Management, Inc. (WA)                          100                  100%             Company

*Spectrum Asset Management, Inc. (CT)                         100                  100%             Company

Sterling Capital Management Company (NC)                    7,757                  100%             Company

*/**Sterling Capital Distributors, Inc. (NC)                5,000                  100%             Sterling Capital Management
                                                                                                     Company

Thompson, Siegel & Walmsley, Inc. (VA)                      2,898                  100%             Company

**UAM Investment Corporation (DE)                             100                  100%             Company

**United Asset Management Holdings, Inc. (DE)                 100                  100%             Company

Acadian Asset Management, Inc. (MA)                           100                  100%             United Asset Managenent
                                                                                                     Holdings, Inc.

Dewey Square Investors Corporation (DE)                       100                  100%             United Asset Management
                                                                                                     Holdings, Inc.

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES



                                                         TOTAL CAPITAL
                                                             STOCK              PERCENTAGE
                                                          ISSUED AND            OF CAPITAL
                    NAME                                 OUTSTANDING            STOCK OWNED                      OWNER
- --------------------------------------------------       -----------            -----------         --------------------------------

HT Investors, Inc. (DE)                                       100                  100%             Dewey Square Investors
                                                                                                     Corporation

First Pacific Advisors, Inc. (MA)                         200,000                  100%             United Asset Management
                                                                                                     Holdings, Inc.

*/**FPA Fund Distributors, Inc. (CA)                          100                  100%             First Pacific Advisors, Inc.
***
Hagler, Mastrovita & Hewitt, Inc. (DE)                     50,000                  100%             United Asset Management
                                                                                                     Holdings, Inc.

Hellman, Jordan Management Co., Inc. (DE)                   449.5                  100%             United Asset Management
                                                                                                     Holdings, Inc.

Pell, Rudman & Co., Inc. (DE)                                 100                  100%             United Asset Management
                                                                                                     Holdings, Inc.

**/***Atlantic Trust Company,
  National Association (DC)                                     3                  100%             Pell, Rudman & Co., Inc.

**Boston Harbor Trust Company,
  National Association (MA)                                 4,670                  100%             Pell, Rudman & Co., Inc.

Tom Johnson Investment Management, Inc. (MA)                  100                  100%             United Asset Management
                                                                                                     Holdings, Inc.

**UAM Realty Advisors Investment Corporation                  100                  100%             United Asset Management
   (DE)                                                                                              Holdings, Inc.

**United Asset Management Trademark, Inc. (DE)                100                  100%             Company

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                         TOTAL CAPITAL
                                                             STOCK              PERCENTAGE
                                                          ISSUED AND            OF CAPITAL
                    NAME                                 OUTSTANDING            STOCK OWNED                      OWNER
- --------------------------------------------------       -----------            -----------         --------------------------------

**Heitman Financial Ltd. (IL)                                 100                  100%             Company

**Heitman Financial Services Ltd. (IL)                      1,000                  100%             Heitman Financial Ltd.

+/**Heitman Mortgage Corporation (HI)                          10                  100%             Heitman Financial Services Ltd.

+/**HMI Management Company (IL)                             9,400                  100%             Heitman Financial Services Ltd.

+/**Philadelphian Realty Corporation (DE)                   1,000                  100%             Heitman Financial Services Ltd.

+/**Heitman Holdings, Ltd. (DE)                             1,000                  100%             Heitman Financial Services Ltd.

+/**Heitman Equities Corporation (DE)                       1,000                  100%             Heitman Financial Services Ltd.

+/*/**Heitman Securities Corporation (DE)                   1,000                  100%             Heitman Financial Services Ltd.

+/**HRC, Inc. (NV)                                          1,000                  100%             Heitman Financial Services Ltd.

+/**Heitman Realty Corporation (IL)                         1,000                  100%             Heitman Financial Services Ltd.

+/**Heitman Snowmass Corporation (IL)                         100                  100%             Heitman Financial Services Ltd.

+/**HRC III, Inc. (NV)                                        100                  100%             Heitman Financial Services Ltd.

+/**H.E. One, Inc. (DE)                                     3,385                  100%             Heitman Financial Services Ltd.

+/**HRC IV, Inc. (NV)                                         100                  100%             Heitman Financial Services Ltd.

+/**HRC V, Inc. (NV)                                        1,000                  100%             Heitman Financial Services Ltd.

+/**HRC VI, Inc. (DE)                                         100                  100%             Heitman Financial Services Ltd.

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                         TOTAL CAPITAL
                                                             STOCK              PERCENTAGE
                                                          ISSUED AND            OF CAPITAL
                    NAME                                 OUTSTANDING            STOCK OWNED                      OWNER
- --------------------------------------------------       -----------            -----------         --------------------------------


+/**Castle Loan Corporation (IL)                            1,000                  100%             Heitman Financial Services Ltd.

+/**HRC - LLC, Inc. (WY)                                      100                  100%             Heitman Financial Services Ltd.

+/**Heitman Financial U.K. Ltd. (IL)                        1,000                  100%             Heitman Financial Services Ltd.

Heitman Advisory Corporation (IL)                           1,000                  100%             Heitman Financial Ltd.

+/**Lender Services of Iowa Ltd. (IA)                       1,000                  100%             Heitman Advisory Corporation

**Heitman Properties Ltd. (IL)                             39,763                  100%             Heitman Financial Ltd.

+/**Castle Management Inc. (RI)                             1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Rhode Island Ltd.
 (formerly named Castle Leasing Inc.) (RI)                  1,000                  100%             Heitman Properties Ltd.

+/**Centre Properties Ltd. (IL)                             1,000                  100%             Heitman Properties Ltd.

+/**Heitman Florida Management Inc. (DE)                    1,000                  100%             Heitman Properties Ltd.

+/**Heitman Pennsylvania Management Inc. (DE)               1,000                  100%             Heitman Properties Ltd.

+/**HMC Insurance Agency, Inc. (IL)                         1,000                  100%             Heitman Properties Ltd.

+/**Heitman Minnesota Management Inc. (DE)                  1,000                  100%             Heitman Properties Ltd.

+/**Heitman Kentucky Management Inc. (DE)                   1,000                  100%             Heitman Properties Ltd.

+/**Heitman Virginia Management Inc. (WI)                   1,000                  100%             Heitman Properties Ltd.

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                         TOTAL CAPITAL
                                                             STOCK              PERCENTAGE
                                                          ISSUED AND            OF CAPITAL
                    NAME                                 OUTSTANDING            STOCK OWNED                      OWNER
- --------------------------------------------------       -----------            -----------         --------------------------------


+/**Heitman Ohio Management Inc. (DE)                       1,000                  100%             Heitman Properties Ltd.

+/**Heitman Nevada Management Inc. (DE)                     1,000                  100%             Heitman Properties Ltd.

+/**Heitman Wisconsin Management, Inc.                      1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Iowa Ltd. (DE)                    1,000                  100%             Heitman Properties Ltd.

+/**Heitman D.C. Properties Ltd. (DE)                       1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Louisiana Ltd. (DE)               1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Michigan Ltd. (MI)                  100                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Missouri Ltd. (MO)                1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Arizona Ltd. (AZ)                 1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Indiana Ltd. (IN)                 1,000                  100%             Heitman Properties Ltd.

+/**Heitman Corporate Plaza, Inc. (KY)                        100                  100%             Heitman Properties Ltd.

+/**Heitman Mayfair Corporation (NV)                        2,500                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Georgia Ltd. (GA)                 1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Mississippi Ltd. (MS)             1,000                  100%             Heitman Properties Ltd.

                       UNITED ASSET MANAGEMENT CORPORATION

                                  SUBSIDIARIES

                                                         TOTAL CAPITAL
                                                             STOCK              PERCENTAGE
                                                          ISSUED AND            OF CAPITAL
                    NAME                                 OUTSTANDING            STOCK OWNED                      OWNER
- --------------------------------------------------       -----------            -----------         --------------------------------


+/**Heitman Properties of New Mexico Ltd. (NM)              1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of New York Ltd. (NY)                1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of North Carolina                    1,000                  100%             Heitman Properties Ltd.
    Ltd. (NC)

+/**Heitman Properties of South Carolina                    1,000                  100%             Heitman Properties Ltd.
    Ltd. (SC)

+/**Heitman Properties of Tennessee Ltd. (TN)               1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Texas Ltd.                        1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Nebraska Ltd. (NE)                1,000                  100%             Heitman Properties Ltd.

+/**Property Security Services Ltd. (MI)                    1,000                  100%             Heitman Properties Ltd.

+/**Heitman Properties of Alabama Ltd. (DE)                10,000                  100%             Heitman Properties Ltd.




  * = Registered as a broker-dealer under Section 15 of the Exchange Act ** = Not registered as an investment adviser under Section 203 of the
      Investment Advisers Act
*** = Exempted Subsidiary
  + = Heitman Exempted Subsidiary


                                                                   EXHIBIT B to
                                                                FIFTH AMENDMENT

                                    EXHIBIT V

             HEITMAN PERMITTED INDEBTEDNESS AND RELATED ENCUMBRANCES


(1) Indebtedness of Heitman Financial Ltd. to LaSalle National Bank in the principal sum of $10,000,000 pursuant to the terms of a Loan Agreement dated as of March 27, 1992, as amended (the "LaSalle Loan Agreement"), by and between LaSalle National Bank and Heitman Financial Ltd. and a Revolving Credit Note dated March 27, 1992 of Heitman Financial Ltd. payable to the order of LaSalle National Bank in the principal sum of $10,000,000.

(2) A Guaranty in favor of LaSalle National Bank of the obligations of Heitman Financial Ltd. to LaSalle National Bank by the following: (a) Heitman Advisory Corporation and all of its subsidiary corporations; (b) Heitman Financial Services Ltd. and all of its subsidiary corporations; (c) Heitman Properties Ltd. and all of its subsidiary corporations; (d) HFL-A Partnership and HFL-B Partnership; and (e) each corporation identified on any future amended Schedule 1.1 to the LaSalle Loan Agreement as a "New Guarantor".

(3) Indebtedness of Heitman Properties Ltd. to Continental Bank N.A. in the original principal sum of $5,000,000 pursuant to the terms of a Credit Agreement dated as of March 5, 1992, as amended, by and between Heitman Properties Ltd. and Continental Bank N.A. and a Note dated March 5, 1992, as amended, of Heitman Properties Ltd. payable to the order of Continental Bank, N.A. in the principal sum of $5,000,000.

(4) Indebtedness of Heitman Properties Ltd. to Continental Bank N.A. in the principal sum of $3,600,000 pursuant to the terms of a First Amended and Restated Credit Agreement dated as of April 6, 1992, as amended (the "Continental Loan Agreement"), by and between Heitman Properties Ltd. and Continental Bank N.A. and an Amended and Restated Note dated as of April 6, 1992 of Heitman Properties Ltd. payable to the order of Continental Bank N.A. in the principal sum of $3,600,000.

(5) Guaranty of Payment dated March 5, 1992 of Heitman Financial Ltd. in favor of Continental Bank N.A. of the obligations of Heitman Properties Ltd. to Continental Bank N.A.

(6) A Guaranty in favor of Continental Bank N.A. of the obligations of Heitman Properties Ltd. to Continental Bank N.A. by each of the following corporations: Heitman Corporate Plaza, Inc., Heitman Properties of Nebraska Ltd., Property Security Services Ltd., Heitman Properties of Alabama Ltd., Heitman Properties of New York Ltd., Heitman Properties of Rhode Island Ltd., Heitman Florida Management Inc., Heitman Pennsylvania Management Inc., Heitman Minnesota Management Inc., Heitman Kentucky Management Inc., Heitman Virginia Management Inc., Heitman Wisconsin Management Inc., Heitman Ohio Management Inc., Heitman Nevada Management Inc., Heitman Properties of Iowa Ltd., Heitman D.C. Properties Ltd., Heitman Properties of Texas Ltd., Heitman Properties of Louisiana Ltd., Heitman Properties of Michigan Ltd., Heitman Properties of Missouri Ltd., Heitman Properties of A Arizona Ltd., Heitman Properties of Indiana Ltd., Heitman Properties of Mississippi Ltd., Heitman Properties of North Carolina Ltd., Heitman Properties of South Carolina Ltd., Heitman Properties of Tennessee Ltd., Heitman Mayfair Corporation, and all entities required to execute a Subsidiary Guaranty under the terms of the Continental Loan Agreement.

(7) Indebtedness of Heitman Holdings Ltd. and Heitman Financial Services Ltd. as co-makers of a Promissory Note dated October 25, 1991 payable to the order of General Electric Capital Corporation in the principal sum of $1,890,000.

(8) Indebtedness of Heitman Holdings Ltd. and Heitman Financial Services Ltd. as co-makers of a Promissory Note dated October 25, 1991 payable to the order of General Electric Capital Corporation in the principal sum of $1,450,000.

(9) Corporate Guaranty dated October 25, 1991 of Heitman Financial Ltd. in favor of General Electric Capital Corporation of the obligations of Heitman Financial Services Ltd. to General Electric Capital Corporation.

(10) Corporate Guaranty dated October 25, 1991 of Heitman Financial Ltd. in favor of General Electric Capital Corporation of the obligations of Heitman Holdings Ltd. to General Electric Capital Corporation.

(11) Corporate Guaranty dated October 25, 1991 of Heitman Advisory Corporation in favor of General Electric Capital Corporation of the obligations of Heitman Financial Services Ltd. to General Electric Capital Corporation.

(12) Corporate Guaranty dated October 25, 1991 of Heitman Advisory Corporation in favor of General Electric Capital Corporation of the obligations of Heitman Holdings Ltd. to General Electric Capital Corporation.

                                SCHEDULE OF LIENS


(1) Aircraft Chattel Mortgage dated October 25, 1991 by and between Heitman Holdings Ltd., as mortgagor, and General Electric Capital Corporation, as mortgagee, in which the mortgagor pledges and mortgages a 1983 Gates Learjet to the mortgagee to secure a Promissory Note dated October 25, 1991 of Heitman Holdings Ltd. and Heitman Financial Services Ltd. payable to the order of General Electric Capital Corporation in the principal sum of $1,890,000.

(2) Aircraft Chattel Mortgage dated October 25, 1991 by and between Heitman Holdings Ltd., as mortgagor, and General Electric Capital Corporation, as mortgagee, in which the mortgagor pledges and mortgages a 1978 Gates Learjet to the mortgagee to secure a Promissory Note dated October 25, 1991 of Heitman Holdings Ltd. and Heitman Financial Services, Ltd. payable to the order of General Electric Capital Corporation in the principal sum of $1,450,000.

(3) Collateral Assignment and Security Agreement (Assignment of Notes) dated as of March 5, 1992 by Heitman Properties Ltd. in favor of Continental Bank N.A. which collaterally assigns all of the right, title, and interest of Heitman Properties Ltd. in, to, and under (i) a Note dated March 5, 1992 in the original principal amount of $3,000,000 executed by Mayfair Joint Venture, an Illinois general partnership, payable to the order of Heitman Properties Ltd., and (ii) a Note dated March 5, 1992 in the original principal amount of $2,500,000 executed by HC Partnership, an Illinois general partnership, payable to the order of Heitman Properties Ltd.

                                                                   EXHIBIT C TO
                                                                FIFTH AMENDMENT
                                                                _______________


                                HEITMAN GUARANTY
                                ________________

     HEITMAN GUARANTY dated as of August 25, 1993 (as the same may be amended, supplemented or otherwise modified from time to time, this "Guaranty"), made by Heitman Financial Ltd., an Illinois corporation (the "Guarantor"), in favor of the Beneficiaries (as hereinafter defined). Certain capitalized terms used herein are defined in Section 1 of this Guaranty.

                                R E C I T A L S:
                                ________________
                                ________________

     A. United Asset Management Corporation a Delaware corporation (the "Company"), the banks and other financial institution parties thereto as "Banks" from time to time (collectively, the "Banks"), Morgan Guaranty Trust Company of New York, as Agent (the "Agent") and The First National Bank of Boston, as Collateral Agent (the "Collateral Agent") have entered into a Credit Agreement, dated as of May 18, 1992 (as heretofore amended and supplemented and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Banks have agreed to make a certain credit facility available to the Company, subject to the terms and conditions set forth in the Credit Agreement.

     B. In connection with the acquisition by the Company, through its wholly-owned subsidiary, H.F. Newco, Inc., an Illinois corporation, of all of the issued and outstanding capital stock of the Guarantor, the Company has requested that the Banks, the Agent and the Collateral Agent enter into a Fifth Amendment, dated as of August 25, 1993 (the "Fifth Amendment"), to the Credit Agreement.

     C. It is a condition precedent to the effectiveness of the Fifth Amendment that the Guarantor guarantee the Guaranteed Obligations (as hereinafter defined).

     D. The Guarantor, as part of an affiliated group of corporations with the Company, will receive substantial direct and indirect benefits by reason of such credit facility.

     NOW, THEREFORE, in order to induce the Banks, the Agent and the Collateral Agent to enter into the Fifth Amendment and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

          Section 1. DEFINITIONS. As used in this Guaranty, and unless the context requires a different meaning, capitalized terms not otherwise defined herein have the respective meanings provided for such terms in the Credit Agreement and the following terms have the meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined.

          "ADJUSTED NET WORTH" of the Guarantor shall mean, as of any date of determination thereof, the excess of (i) the amount of the "present fair saleable value" of the assets of the Guarantor as of the date of such determina-tion, over (ii) the amount of all "liabilities of the Guarantor, contingent or otherwise" (including, without limitation, all liabilities and obligations of the Guarantor to LaSalle National Bank in connection with the $10,000,000 Revolving Loan Facility under and pursuant to that certain Loan Agreement, dated as of March 27, 1992, as the same may be amended from time to time) as of the date of such determination, as such quoted terms (or similar terms) are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors. In determining the Adjusted Net Worth of the Guarantor for purposes of calculating the Limit of Liability for the Guarantor in respect of any of the Guaranteed Obligations, the liabilities of the Guarantor to be used in such determination pursuant to clause (ii) of the preceding sentence shall exclude the liabilities of the Guarantor hereunder in respect of the Guaranteed Obligations.

          "BENEFICIARIES" means the Agent, the Collateral Agent and the Banks.

          "GUARANTEED OBLIGATIONS" has the meaning assigned to that term in
Section 2(a).

          "LIMIT OF LIABILITY" means, as of any date of determination thereof, the sum of (i) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which (or any portion thereof) are used to make a Valuable Transfer to the Guarantor, the amount of such Guaranteed Obligations (or such portion thereof) PLUS (ii) with respect to any of the Guaranteed Obligations (or portion thereof), the proceeds of which are not used to make a Valuable Transfer to the Guarantor, the lesser of (A) the outstanding amount of such Guaranteed Obligations (or such portion thereof) as of such date and (B) ninety-five percent (95%) of the Adjusted Net Worth of the Guarantor at the time of the incurrence of such Guaranteed Obligations. Notwithstanding the foregoing, that portion of the Limit of Liability of the Guarantor calculated pursuant to clause (ii)(B) shall be increased (but not decreased) on the last day of each fiscal year of the Guarantor, to an amount equal to ninety-five percent (95%) of the Adjusted Net Worth of the Guarantor, as determined on such date, if such amount is greater than that portion of the Limit of Liability pursuant to clause (ii)(B) in effect immediately prior to such date.

          "SUBORDINATE CLAIMS" has the meaning assigned to that term in Section
3.

          "VALUABLE TRANSFER" means (i) all loans, advances or capital contributions made to the Guarantor with proceeds of Guaranteed Obligations, or any portion thereof, (ii) all debt securities or other obligations of the Guarantor acquired from the Guarantor or retired by the Guarantor with proceeds of Guaranteed Obligations, or any portion thereof, (iii) the fair market value of all property acquired with proceeds of Guaranteed Obligations, or any portion thereof, and transferred, absolutely and not as collateral, to the Guarantor and
(iv) the value of any quantifiable economic benefits not included in clauses (i) through (iii) above, but included in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to the Guarantor as a result of the incurrence of Guaranteed Obligations, PROVIDED THAT for purposes of this definition, a "Valuable Transfer" shall not include any repayment of monies by the Company to the Guarantor, which monies were originally paid by the Guarantor to the Company pursuant to that certain Revenue Sharing Agreement, dated as of August 25, 1993, by and among the Company, the Guarantor and the individuals named therein (the "Revenue Sharing Agreement") that are repaid pursuant to the determination of the Guarantor and the Company that such original payments exceeded the amount of the Guarantor's obligations under the Revenue Sharing Agreement, and PROVIDED FURTHER THAT any claim of the Guarantor for any such repayment by the Company shall be included as an asset for purposes of the definition of "Adjusted Net Worth".

          Section 2.  GUARANTEE OF OBLIGATIONS.

          (a) The Guarantor hereby unconditionally and irrevocably guarantees to each of the Beneficiaries, as the primary obligation and debt of the Guarantor and not as a surety, the due and punctual payment of, without duplication, (i) all principal, interest, fees and other amounts required to be paid, from time to time, by the Company under or in respect of the Credit Agreement, when and as the same shall be or become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, according to the terms of the Credit Agreement, (ii) the aggregate unpaid principal amount of, and accrued interest on, all Money Market Loans and
(iii) all other present and future obligations and liabilities (whether absolute, fixed or contingent, matured or unmatured, joint, several or independent and howsoever acquired) of the Company to the Beneficiaries, or any of them, arising out of or in any way relating to the Credit Agreement and any and all Loan Documents and the transactions contemplated thereby (all of the foregoing, collectively, the "Guaranteed Obligations"). In case of the failure of the Company to duly, punctually and indefeasibly make any such payment in full as and when due and payable, the Guarantor hereby agrees to duly, punctually and indefeasibly make such payment as and when the same shall become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, in accordance with the terms of this Guaranty, the Credit Agreement and the other Loan Documents.

          (b) The Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than prior, final and indefeasible payment in full), set-off, abatement, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Guarantor), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Company or any other Subsidiary of the Company or otherwise, whether based upon any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document (including, without limitation, this Guaranty) or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of (i) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding in respect of any thereof, of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (ii) the genuineness, validity, regularity or enforceability of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document or the extension or renewal thereof, in whole or in part, with or without notice to or assent from the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (iii) the validity, enforceability or priority of any lien or security interest securing the payment of the Guaranteed Obligations or any portion thereof, (iv) any rescission, compromise, alteration, amendment, modification, extension, renewal, release, change, waiver, consent, grant of any indulgence or other action in respect of any of the terms, provisions, covenants or conditions contained in any agreement, instrument or document evidencing or securing the Guaranteed Obligations or in any other agreement, instrument or document, (v) the absence of notice or the absence of or any delay in any action to enforce any obligation or to exercise any right or remedy against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, whether under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document, or any indulgence or extension or waiver granted to or compromise with the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, or any action of proceeding taken or not taken with respect to or by or on behalf of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, or the holder of any agreement, instrument or document evidencing or security the Guaranteed Obligations, (vi) any default, failure or delay in the performance of any obligation, covenant, duty, representation, warranty or agreement contained in any agreement, instrument or document evidencing or securing the Guaranteed Obligations or in any other agreement, instrument or document, or arising pursuant to law, (vii) any act or thing or omission to do or delay in doing any act or thing which might in any manner result in any lack of proper authorization or any invalid execution of any agreement, instrument or document evidencing or securing the Guaranteed Obligations or any other agreement, instrument or document, (viii) any assumption by any Person of any obligation under any agreement, instrument or document evidencing or securing the Guaranteed Obligations or under any other agreement, instrument or document,
(ix) any event of FORCE MAJEURE,

(x) any release or substitution of any collateral for, or any obligor in respect of, the payment of the Guaranteed Obligations or obligations under any other agreement, instrument or document, in whole or in part, with or without notice to or assent from the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, (xi) whether a lien on any collateral shall have been perfected or shall continue to be perfected, or whether any collateral shall be impaired in any manner, or whether any steps shall have been taken to enforce rights against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or to sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any collateral and (xii) any other circumstances which might constitute a legal or equitable discharge or defense of a surety or guarantor.

               (c) The Guarantor hereby (i) waives diligence, presentment, demand (of payment or otherwise), protest, notice, filing of claims with a court in the event of the merger or bankruptcy of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, any right to require a proceeding first against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or to marshall or realize on any collateral, with respect to the Guaranteed Obligations, (ii) agrees that its obligations hereunder constitute guarantees of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce any rights against the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations or upon any other condition or contingency, (iii) acknowledges that any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations may be transferred (upon and subject to the terms and conditions thereof) and that the benefit of the Guarantor's obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations automatically and without notice to the Guarantor, (iv) covenants that this Guaranty will not be discharged except by final, complete, indefeasible and irrevocable payment and performance of the obligations contained in the agreements, instruments and documents evidencing or securing the Guaranteed Obligations and this Guaranty and (v) waives acceptance of this Guaranty by the Beneficiaries or notice or proof of reliance.

               (d) The Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Beneficiary to any of the Guaranteed Obligations is, or must be, rescinded or returned by such Beneficiary for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Company, any other Subsidiary of the Company or any other guarantor of all or any portion of the Guaranteed Obligations, such Guaranteed Obligations or applicable portion thereof, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations or applicable portion thereof as though such application had not been made, irrespective of whether any note or other evidence of indebtedness has been surrendered or cancelled.

               (e) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS GUARANTY, (i) THE OBLIGATIONS AND LIABILITIES OF THE GUARANTOR PURSUANT TO THIS GUARANTY SHALL AT ALL TIMES BE SUBJECT TO THE GUARANTOR'S LIMIT OF LIABILITY, AND (ii) RECOURSE SHALL BE HAD UNDER THIS GUARANTY ONLY TO THE "PLEDGED SECURITIES" AND THE OTHER "COLLATERAL" (AS SUCH TERMS ARE DEFINED IN THE HEITMAN PLEDGE AGREEMENT), AND NO RECOURSE SHALL BE HAD TO ANY OTHER ASSETS OF THE GUARANTOR OTHER THAN SUCH PLEDGED SECURITIES AND OTHER COLLATERAL.

          Section 3. SUBROGATION. So long as any of the Guaranteed Obligations shall be outstanding or subject to any rescission or revocation of payment, all claims of any kind or character of the Guarantor or any of its successors and assigns against the Company or any Subsidiary of the Company or with respect to any collateral for the Guaranteed Obligations, to the extent such claims (whether by right of subrogation, contribution or otherwise) arise by reason of the Guarantor's payment of any sum or sums to any Beneficiary under this Guaranty (all such claims of any kind or character of the Guarantor or any of its successors and assigns being hereinafter referred to as "Subordinate Claims"), shall be subordinated in right of payment to the prior indefeasible payment in full of such Guaranteed Obligations as follows:

               (a) The Beneficiaries shall first be entitled to receive final and indefeasible payment in full of principal of Guaranteed Obligations and accrued and unpaid interest thereon (including, without limitation, interest thereon accruing after the commencement of any bankruptcy, insolvency or receivership proceedings at the applicable rate or rates provided therefor in the Credit Agreement), and all other amounts due under any agreement, instrument or document evidencing or securing such Guaranteed Obligations before any direct or indirect payment or distribution (whether in cash, property or securities, or by set-off, counterclaim or otherwise) shall be made on, or received by the Guarantor in respect of, Subordinate Claims.

               (b) Any payment or distribution of assets of the Company or any of the Company's Subsidiaries of any kind or character, whether in cash, property or securities, which would be made on account of Subordinate Claims but for the provisions of this Section, shall be paid by the Company or such other Subsidiary, as the case may be (or the trustee or agent or other Person making such payment or distribution), directly to the Agent, for the benefit of the applicable Beneficiaries, to the extent necessary to make indefeasible payment in full of all sums due upon the Guaranteed Obligations and remaining unpaid after giving effect to any concurrent payment or distribution to or for the benefit of such Beneficiaries in respect of the Guaranteed Obligations. In furtherance of the foregoing, no holder of Subordinate Claims shall exercise any right of set-off or counterclaim with respect to any Subordinate Claim held by it, and any reduction of Subordinate Claims, by reason of exercise by the holder thereof of a right of set-off or counterclaim or otherwise in violation of the provisions of this subsection, in respect of any obligations of such holder to the Company or such Subsidiary, as applicable, shall be deemed to be a payment by the Company or such Subsidiary, as the case may be, in respect of such Subordinate Claims to which this subsection shall apply.

               (c) In the event that any payment or distribution of assets of the Company or any of the Company's Subsidiaries of any kind or character, whether in cash, property or securities, shall be received by the Guarantor or on its behalf at any time when the making of such payment or distribution shall have been in violation of the foregoing subsections (a) or (b), then such payment, distribution or amount shall be held in trust for the benefit of, and shall be paid over or delivered to, the Agent, for the benefit of the applicable Beneficiaries, for application to the Guaranteed Obligations then remaining unpaid to the extent necessary to pay in full all such Guaranteed Obligations in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the benefit of the Beneficiaries in respect of the Guaranteed Obligations.

          (d) Nothing contained in this Section is intended to or shall impair, as between the Company or any of its Subsidiaries, as the case may be, and their respective creditors (other than the Beneficiaries), the obligations of the Company and each such Subsidiary, as the case may be, to pay to the Guarantor and its successors or assigns all sums due from it to any such holder of Subordinate Claims as and when the same shall become due and payable in accordance with their terms, subject to the terms hereof; PROVIDED that no such holder of Subordinate Claims shall initiate any legal proceedings with respect to any of the Subordinate Claims prior to the indefeasible payment in full of the Guaranteed Obligations.

     Section 4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Guarantor hereby acknowledges and agrees that it has received a copy of the Credit Agreement and all Loan Documents and hereby (i) reaffirms all representations and warranties contained therein to the extent applicable to it and (ii) agrees to comply with all covenants and agreements contained therein to the extent applicable to it and as the same may be amended or modified from time to time in accordance with the terms of the Credit Agreement and, in addition, hereby makes the following representations, warranties and agreements:

          (a) Except as expressly set forth in the Credit Agreement, neither the Agent, the Collateral Agent nor any of the Banks is obligated to give or to continue any financial accommodations to the Company, the Guarantor or any of the Company's other Subsidiaries or to change or extend the time of payment of, or renew or alter, any liability of the Company, the Guarantor or any of the Company's other Subsidiaries, any security therefor or any liability incurred directly or indirectly in respect thereof.

          (b) None of the Beneficiaries of any other Person has made any representations or promises to the Guarantor as to the making or continuance of any extension of credit to the Company (except pursuant to, and in accordance with, the terms of the Credit Agreement) or as to the financial condition of the Company or any of the Company's Subsidiaries or any other Person or as to the type or value of any security for the Guaranteed Obligations, or as to the perfection thereof, and none of the Beneficiaries is obligated to notify the Guarantor of any change in the financial condition of the Company or any of the Company's Subsidiaries or any other Person or in the type, value, priority or perfection of any collateral security for the Guaranteed Obligations.

          (c) The Guarantor agrees that it will not engage in any business or activity other than the business and activity currently conducted by the Guarantor as of the date hereof.

     Section 5.  BREACH OF COVENANTS.

          (a) In the event that the Guarantor shall fail to comply with any of its covenants or agreements contained in this Guaranty or in any of the other Loan Documents to which it is a party, then in any such event and at any time thereafter (so long as such failure shall not have been cured or waived in accordance with Section 6(c)), the Agent may, and at the direction of the Required Banks shall, declare the obligations of the Company under the Credit Agreement (whether or not then due under the Credit Agreement) immediately due and payable pursuant to this Guaranty as to the Guarantor, and the Agent shall be entitled to enforce the obligations of the Guarantor hereunder.

          (b) Subject to any applicable agreements in effect from time to time relating to the sharing and priority of payment of proceeds of collateral, the net proceeds of any collection, recovery, receipt, appropriation or realization, after deducting all costs and expenses of every kind incurred in connection with the foregoing, including reasonable attorneys' fees and legal expenses, shall be applied to the payment in whole or in part of the Guaranteed Obligations, in such order as the Agent, in its sole discretion, may elect.

     Section 6.  MISCELLANEOUS.

          (a) THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS OF SAID STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

          (b) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, in lieu of such prohibited or unenforceable provision, there shall automatically be deemed incorporated herein (without further act or deed by any party hereto) a provision as similar to such prohibited or unenforceable provision as possible and as shall be enforceable and not prohibited pursuant to applicable law.

If this Guaranty would be held or determined by a court of competent jurisdiction in a judicial proceeding to be void, voidable, invalid or unenforceable on account of the amount of the aggregate liability of the Guarantor under this Guaranty or by reason of any inconsistent contractual provision binding on the Guarantor and in effect on or prior to the date hereof, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of the liability of the Guarantor under this Guaranty shall, without any further action by the Guarantor, the Beneficiaries or any other Person, be automatically limited and reduced to the maximum amount which is valid and enforceable.

          (c) No failure or delay on the part of any Beneficiary in exercising any right, power or remedy under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Guaranty are cumulative and are not exclusive of any remedies that may be available to any Beneficiary at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Guaranty, nor consent to any departure by the Guarantor therefrom, shall be effective unless the same shall be consented to in writing by all of the Banks or the Required Banks, as the case may be, pursuant to Section 8.6 of the Credit Agreement, and subject to the rights of the Agent and the Collateral Agent under said Section. Any amendment, modification or supplement of or to any provision of this Guaranty, any waiver of any provision of this Guaranty, and any consent to any departure by the Guarantor from the terms of any provision of this Guaranty, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Guaranty, no notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

          (d) The Guarantor agrees that copies of the Credit Agreement and the other Loan Documents received by it constitute adequate notice of all matters contained therein, and consents to the execution and delivery of such agreements and the performance of all transactions provided for or contemplated therein; PROVIDED that none of the Beneficiaries shall be obligated to furnish to the Guarantor any copies of any amendments, modifications or supplements or waivers with respect to the Credit Agreement or any of the other Loan Documents.

          (e) All notices, requests and other communications to the Guarantor or any Beneficiary hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given (i) if to a Beneficiary, at its address or telex or telecopier number specified in Section
8.1 of the Credit Agreement or (ii) if to the Guarantor at its address or telex or telecopier number specified on the signature page hereof or such other address or telex or telecopier number as the Guarantor may hereafter specify by written notice to the Agents and the Company. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, seventy-two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by telecopy or air courier), when delivered at the address specified in this Section; provided that if any day on which any notice, request or other communication would otherwise be effective pursuant to the immediately preceding clauses (i) through (iii) is not a Business Day, then such notice, request or other communication shall be effective on the next succeeding Business Day; and provided, further, that notices to the Agents, or either of them, shall not be effective until received.

          (f) This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of, and shall be enforceable by, each of the Beneficiaries and their respective successors and assigns PROVIDED that the Guarantor may not assign or transfer any of its obligations under this Guaranty without the prior written consent of the Required Banks.

          (g) The Guarantor agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments, as the Agent may require or deem advisable to carry into effect the purposes of this Guaranty or to better assure and confirm unto the Beneficiaries their rights, powers and remedies under this Guaranty, under the Credit Agreement or under any of the other Loan Documents.

          (h) The Guarantor hereby irrevocably and unconditionally consents and submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York County in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding brought against any of the Beneficiaries in respect of this Guaranty shall be brought in such United States Federal or New York State court. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to the Guarantor at its address specified in Section 6(e) or by certified or registered mail directed to such address. The Guarantor hereby irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, or that it or its assets is exempt or immune from attachment or execution, which it may now or hereafter have to the bringing or maintaining of any such action or proceeding in such respective jurisdictions. Nothing herein shall affect the right of any of the Beneficiaries to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

          (i) The Guarantor agrees to pay promptly, to the extent not previously finally and indefeasibly paid in full by the Company, (i) all reasonable costs and expenses of the Agent in connection with the negotiation, preparation, execution, issuance, delivery, filing and recording of this Guaranty and any other documents which may be delivered in connection with this Guaranty, including, without limitation, the reasonable fees and expenses of Moses & Singer, special counsel for Morgan Guaranty Trust Company of New York, with respect thereto and with respect to advising the Agent from time to time as to its rights and responsibilities under or in respect of this Guaranty and any amendment or modification of, or waiver under, this Guaranty and (ii) from and after the occurrence of any Event of Default or Default, all costs and expenses (including reasonable counsel fees and expenses) in connection with (A) any and all amounts which any Beneficiary has paid relative to the curing of any default resulting from the acts or omissions of the Guarantor under this Guaranty, (B) any amendment or modification of, or waiver under, this Guaranty and (C) the enforcement of this Guaranty and the preservation of the Beneficiaries' rights hereunder. The Guarantor shall pay, to the extent not previously finally and indefeasibly paid in full by the Company, any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Guaranty, financing and continuation statements and any other documents which may be delivered in connection with this Guaranty, and agrees to save the Agent and the Beneficiaries harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Guarantor under this subsection shall survive the payment of the Guarantor's other obligations hereunder and the termination of this Guaranty.

          (j) The provisions of SectionVII of the Credit Agreement relating to the Agents are incorporated herein by reference and shall apply for the benefit and protection of the Agents under this Guaranty.

          (k) This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty.

          (l) Section and other headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

          (m) The obligations of the Guarantor under this Guaranty are secured by, among other things, the collateral security provided for in the Heitman Pledge Agreement.

          (n) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING UNDER OR RELATING TO THIS GUARANTY OR ANY LOAN DOCUMENT. EACH BENEFICIARY, BY THE ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY, SHALL BE DEEMED TO HAVE WAIVED ITS RIGHT TO TRIAL BY JURY IN RESPECT OF ANY ACT OR PROCEEDING IN WHICH THE GUARANTOR HAS WAIVED ITS RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the Guarantor has caused this Heitman Guaranty to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

Address:                           HEITMAN FINANCIAL LTD.
180 North LaSalle Street
Chicago, Illinois  60601
Attn: Rodger E. Smith
      Executive Vice President
Telecopier No.: (312) 629-5840     By:_______________________
                                        Name:
                                        Title:

                                                                 EXHIBIT D TO
                                                              FIFTH AMENDMENT
                                                              ---------------


                            HEITMAN PLEDGE AGREEMENT
                            ________________________


          HEITMAN PLEDGE AGREEMENT dated as of August 25, 1993 by and between HEITMAN FINANCIAL LTD., an Illinois corporation (the "Pledgor"), having its principal place of business and chief executive office at 180 North LaSalle Street, Chicago, Illinois 60601, and THE FIRST NATIONAL BANK OF BOSTON, as Collateral Agent (the "Collateral Agent") under the Credit Agreement, dated as of May 18, 1992 (as heretofore amended and supplemented and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among United Asset Management Corporation (the "Company"), the banks and other financial institutions parties thereto as "Banks" from time to time (the "Banks"), Morgan Guaranty Trust Company of New York, as Agent (the "Agent") and the Collateral Agent.

                                R E C I T A L S:
                                ________________
                                ________________

          A. The Company, the Banks, the Agent and the Collateral Agent have entered into the Credit Agreement, pursuant to which the Banks have agreed to make a credit facility available to the Company, subject to the terms and conditions set forth in the Credit Agreement.

     B. In connection with the acquisition by the Company, through its wholly-owned subsidiary, H.F. Newco, Inc. an Illinois corporation, of all of the issued and outstanding capital stock of the Guarantor, the Company has requested that the Banks, the Agent and the Collateral Agent enter into a Fifth Amendment, dated as of August 25, 1993 (the "Fifth Amendment"), to the Credit Agreement.

     C. The Company owns all of the issued and outstanding shares of the capital stock of the Pledgor.

     D. The Pledgor owns all of the issued and outstanding shares of the capital stock of its Subsidiaries, more particularly described in Schedule A annexed hereto (such shares together with any shares of stock hereafter included in the Collateral, collectively, the "Pledged Securities").

     E. The Pledgor has executed and delivered the Heitman Guaranty of even date herewith pursuant to which the Pledgor has guaranteed the payment when due of obligations of the Company arising under or in connection with the Credit Agreement.

     F. It is a condition precedent to the effectiveness of the Fifth Amendment that the Pledgor shall have executed and delivered to the Collateral Agent, for the ratable benefit of the Banks and for the benefit of the Agents, this Heitman Pledge Agreement and shall have granted to the Collateral Agent, for the ratable benefit of the Banks and for the benefit of the Agents, security interests as herein provided, and the Pledgor has agreed to do so.

     G. The Pledgor, as part of an affiliated group of corporations with the Company, will receive substantial direct and indirect benefits by reason of such credit facility.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Unless the context otherwise requires, capitalized terms used in this Heitman Pledge Agreement without definition shall have the respective meanings provided therefor in the Credit Agreement, and the following terms shall have the following meanings:

     "COLLATERAL" shall have the meaning provided therefor in Section 2.

     "OBLIGATIONS" shall mean (a) all obligations of the Pledgor pursuant to the Heitman Guaranty and (b) any and all other indebtedness, obligations and liabilities of the Pledgor to the Collateral Agent, the Agent or any Banks, whether now existing or hereafter incurred or created under, arising out of or in connection with any Loan Document; in each case, whether direct or indirect, absolute or contingent, joint, several or independent, due or to become due or liquidated or unliquidated, and whether created directly or acquired by assignment or otherwise.

     "PLEDGED SECURITIES" shall have the meaning provided therefor in the Recitals hereto.

     2. (a) As collateral security for the full and punctual payment of the Obligations (whether upon stated maturity, by acceleration or otherwise), the Pledgor hereby pledges and grants and transfers and assigns to the Collateral Agent, for the ratable benefit of the Banks and for the benefit of the Agents,
(i) a continuing first priority lien on and security interest in the Pledged Securities described on Schedule A hereto, (ii) a continuing first priority lien on and security interest in any other issued and outstanding capital stock of any Subsidiary acquired by the Pledgor after the date hereof, and (iii) stock books and records of the issuers of Pledged Securities; together with all proceeds thereof, including without limitation, dividends and additional securities and other property at any time and from time to time receivable or which may be received by the Collateral Agent or otherwise distributed or paid by the Subsidiaries upon or in respect of or in exchange for any or all of such Pledged Securities and all stock books and records relating thereto (all of the foregoing collectively, the "Collateral").

          (b) The Pledgor has delivered to the Collateral Agent herewith the certificates evidencing the Pledged Securities described on Schedule A hereto, in good negotiable form, together with undated stock powers duly executed in blank in respect thereof.

     3. The Pledgor hereby covenants with, and represents and warrants to, the Collateral Agent as follows:

          (a) The Pledgor will defend the Collateral Agent's right, title and interest in and to the Pledged Securities and in the Collateral against the claims and demands of all other Persons, except for any claims or demands arising directly from the willful misconduct of the Collateral Agent.

          (b) The Pledgor has and will have when pledged, good title to all of the Pledged Securities, free and clear of all claims, pledges, liens, encumbrances and security interests of every nature whatsoever, except such as are created pursuant to this Heitman Pledge Agreement, and the Pledgor has the unqualified right to pledge the same as herein provided.

          (c) The making and performance of this Heitman Pledge Agreement by the Pledgor does not violate the terms or conditions of any agreement or instrument to which the Pledgor or the Company is a party or by which the Pledgor or the Company or any of their property or other assets is bound, or any order or decree of any court of government instrumentality, or of any arbitration award, franchise, license or permit or constitute a default thereunder, or, except as contemplated hereby, result in the creation or imposition of any lien upon the Collateral of the Pledgor or any property or other assets, and no consent or approval of any other Person is required to authorize or permit, or is otherwise required in connection with, the execution, delivery and performance by the Pledgor of this Heitman Pledge Agreement or in connection with the validity and priority of the liens and security interests granted by the Pledgor hereunder (including, without limitation, under the Investment Advisers Act and the Exchange Act).

          (d) The Pledged Securities are duly authorized and validly issued, fully paid and non-assessable and duly and validly pledged hereunder in accordance with law (including, without limitation, under the Investment Advisers Act and the Exchange Act).

          (e) The Pledged Securities constitute, and will at all times hereafter continue to constitute, in the aggregate, all of the issued and outstanding shares of each class of the capital stock and of the voting securities of the Subsidiaries set forth on Schedule A hereto.

     4. At any time after the occurrence of an Event of Default the Collateral Agent may cause any or all of the Pledged Securities to be transferred into its name or into the name of a nominee or nominees of the Collateral Agent.

     5. Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise (but only in a manner not inconsistent with the terms hereof or of any other Loan Document) the voting power with respect to the Pledged Securities; PROVIDED, THAT no vote shall be cast or consent, waiver or ratification given or action taken which would impair the Collateral or be inconsistent with or violate any provision of this Heitman Pledge Agreement, the Credit Agreement or any of the other Loan Documents.

     6. In the event that upon the dissolution or liquidation (in whole or in any substantial part) of any Subsidiary, any sum or property shall be paid as a liquidating dividend or otherwise upon or with respect to any of the Collateral, such sum or property shall be paid over and transferred to the Collateral Agent to be added to the Collateral hereunder. Anything in the Credit Agreement to the contrary notwithstanding, in case any stock dividend shall be declared by any Subsidiary on any of the Collateral, or any shares of stock or fractions thereof shall be issued by any Subsidiary pursuant to any stock split involving any of the Collateral, or any distribution of capital shall be made by any Subsidiary on any of the Collateral, or any shares, cash, obligations or other property shall be distributed upon or with respect to the Collateral pursuant to a recapitalization or reclassification of the capital stock of any Subsidiary, or pursuant to the dissolution, liquidation (in whole or in any substantial part), bankruptcy, arrangement or reorganization or any Subsidiary or pursuant to the merger or consolidation of any Subsidiary with or into another corporation, or otherwise, then the shares, cash, obligations or other property so distributed shall be delivered to the Collateral Agent, to be held by it as additional Collateral hereunder, and all of the same shall be included in the Collateral for all purposes hereof. No interest shall be payable on any cash held by the Collateral Agent as part of the Collateral hereunder. Nothing in this Section 6 shall be deemed or construed to permit any transaction in violation of any provision of any Loan Document.

          7. All proceeds of any Collateral now or at any time hereafter received or retained by the Collateral Agent pursuant to the provisions of this Heitman Pledge Agreement (including, without limitation, any proceeds from the sale of the Pledged Securities, all dividends, liquidating and otherwise, and other distributions received by the Collateral Agent in respect of the Pledged Securities) may be applied by the Collateral Agent to the Obligations in such order as the Collateral Agent may elect.

          8. If any Event of Default shall occur and be continuing, then the Collateral Agent, without obligation to resort to any other security, right or remedy granted under any other agreement or instrument, shall have the right, at any time and from time to time, to sell, resell, assign and deliver, in its sole discretion, any or all of the Collateral (in one or more parcels and at the same or different times) and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which the Collateral or any of it may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Collateral Agent may grant options and may impose reasonable conditions such as requiring any purchaser to represent that any securities constituting any part of the Collateral are being purchased for investment only, the Pledgor hereby waiving and releasing any and all equity or right of redemption. If any of the Collateral is sold by the Collateral Agent upon credit or for future delivery, the Collateral Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Collateral Agent may resell such Collateral, and in no event shall the Pledgor be credited with any part of the proceeds of sale of any Collateral until cash payment thereof has actually been received by the Collateral Agent.

          9. No demand, advertisement or notice, all of which are hereby expressly waived by the Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral, except that the Collateral Agent shall give the Pledgor at least fifteen (15) days prior notice of the time and place of any public sale or of the time after which any private sale or other disposition is to be made, which notice the Pledgor hereby agrees is reasonable, all other demands, advertisements and notices being hereby waived. The Collateral Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Collateral Agent may without notice or publication adjourn any public or private time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each private sale of Collateral of a type customarily sold in a recognized market and upon each public sale, unless prohibited by any applicable statute which cannot be waived, the Collateral Agent may purchase any or all of the Collateral being sold, free and discharged from any trusts, claims, equity or right of redemption of the Pledgor, all of which are hereby waived and released, and may make payment therefor by credit against any of the Obligations in lieu of cash or any other obligations. In the case of all sales of the Collateral, public or private, the Pledgor will be responsible for all reasonable costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees and disbursements, which shall be collected by the Collateral Agent first from the proceeds of sale of Collateral and, after deducting such costs and expenses from the proceeds of sale, the Collateral Agent shall apply any residue to the payment of the Obligations in such order as the Collateral Agent may select. The balance, if any, of proceeds remaining after payment in full, with interest, of all of the Obligations shall be paid to whomsoever may be lawfully entitled to receive the same.

          10. The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of all or any part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. If, at the time of any sale of Collateral, the same or any part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Collateral Agent, in its sole and absolute discretion, is hereby authorized to sell such Collateral or such part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable in order that such sale may legally be effected without registration. The Pledgor acknowledges that private sales so made may be at prices and on other terms less favorable to the seller than if such Collateral were sold at public sales, and agrees that the Collateral Agent has no obligation to delay the sale of any such Collateral for the period of time necessary to permit the issuer of such Collateral, even if such issuer would agree, to register such Collateral for public sale under such applicable securities laws. The Pledgor agrees that private sales made under the foregoing circumstances shall not, because so made, be deemed to have been made in a commercially unreasonable manner.

          11. The rights and remedies provided herein in favor of the Collateral Agent shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other rights and remedies in favor of the Collateral Agent, as a secured party, existing at law or in equity or otherwise.

          12. The Collateral Agent shall not have any duty as to the collection or protection of the Collateral or any income thereon or payments with respect thereto, or as to the preservation of any rights pertaining thereto beyond the safe custody of any thereof actually in its possession. The Pledgor hereby waives notice of acceptance hereof, and except as otherwise specifically provided herein or required by provision of law which may not be waived, hereby waives any and all notices or demands with respect to any exercise by the Collateral Agent of any rights or powers which it may have or to which it may be entitled with respect to the Collateral. The Pledgor releases the Collateral Agent from any claims, causes of action or demands at any time arising out of or with respect to this Heitman Pledge Agreement and the Collateral and/or any actions taken or omitted to be taken by it with respect thereto, and the Pledgor agrees to hold the Collateral Agent harmless from and against any and all such claims, causes of action and demands, except as to any willful misconduct by the Collateral Agent and as to any breach by the Collateral Agent of any provision of this Heitman Pledge Agreement on the Collateral Agent's part to be performed as herein expressly set forth.

          13. (a) The Pledgor does hereby constitute and appoint the Collateral Agent, or its nominee, as its proxy to attend any and all meetings of the stockholders of any Subsidiary or any continuation or adjournment thereof, and to consent in writing to the taking of any and all actions, with full power to vote and act for it and in its name, place and stead, in the same manner, to the same extent and with the same force and effect that it might, were it personally present thereat, and/or acting, giving to the Collateral Agent, or its nominee, full power of substitution; PROVIDED, THAT the proxy provided for in this sentence may not be exercised by the Collateral Agent prior to (i) the occurrence of an Event of Default AND (ii) the giving by the Collateral Agent to the Pledgor of written notice of its intent to vote and act under this proxy. This proxy is irrevocable and coupled with an interest, and any proxy or proxies heretofore given by the Pledgor to any other Person are hereby revoked. The Pledgor also hereby appoints the Collateral Agent as its attorney-in-fact for the purposes of carrying out the provisions of this Heitman Pledge Agreement and taking any action and exercising and executing any instrument which it may deem necessary or advisable to accomplish the purposes hereof.

                (b) At any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest, payment of principal or dividend or other distribution payable in respect of the Collateral or any part thereof, and for and in the name, place and stead of the Pledgor, to execute proxies, stock powers, endorsements, assignments or other instruments of conveyance or transfer in respect of any of the Pledged Securities or any other property which is or may become a part of the Collateral hereunder.

                (c) The Pledgor agrees to sign and deliver to the Collateral Agent financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary, in the opinion of the Collateral Agent, to establish and maintain a valid and perfected security interest in the Collateral and to pay any filing fees relative thereto. The Pledgor also authorizes the Collateral Agent to file such financing statements with respect to the Collateral without its signature and further authorizes the Collateral Agent, to the extent permitted by law, to file a photographic or other reproduction of this Heitman Pledge Agreement or other document in lieu of a financing statement.

          14. No delay on the part of the Collateral Agent in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Heitman Pledge Agreement may be discharged, changed, waived, modified or varied in any manner unless in a writing duly signed by the Collateral Agent and the Pledgor.

          15. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or telex or telecopier number specified (i) in the case of the Collateral Agent, in
Section 8.1 of the Credit Agreement and (ii) in the case of the Pledgor, in
Section 6(e) of the Heitman Guaranty. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, seventy-two (72) hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by telecopy or air courier), when delivered at the address specified in this Section; provided that if any day on which any notice, request or other communication would otherwise be effective pursuant to the immediately preceding clauses (i) through (iii) is not a Business Day, then such notice, request or other communication shall be effective on the next succeeding Business Day; and provided, further, that notices to the Collateral Agent shall not be effective until received.

          16. The Pledgor hereby irrevocably and unconditionally consents and submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York County in any action or proceeding arising out of or relating to this Heitman Pledge Agreement. The Pledgor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to such at its address specified in Section 15 or by certified or registered mail directed to such address. The Pledgor hereby irrevocably and unconditionally waives (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, or that it or its assets is exempt or immune from attachment or execution, which it may now or hereafter have to the bringing or maintaining of any such action or proceeding in such respective jurisdictions, and (ii) except in those cases involving the Collateral Agent's willful misconduct, any claim against the Collateral Agent for consequential, special or punitive damages. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

          17. All agreements, representations and warranties of the Pledgor made herein shall be binding upon the Pledgor and its successors and assigns. All provisions hereof shall inure to the benefit of the Collateral Agent for the ratable benefit of the Banks and for the benefit of the Agents and their respective successors and assigns.

          18. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted to be taken by it or them under this Heitman Pledge Agreement or for the consequences of any oversight or error of judgment on its or their part, unless caused by its or their own gross negligence as willful misconduct. The Collateral Agent shall be entitled to rely in good faith upon any writing or other document, telegram or telephone conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and, with respect to any legal matter, the Collateral Agent shall be fully protected in acting or in refraining from acting pursuant to or upon the advice of counsel selected by it concerning all matters hereunder. The Pledgor agrees to indemnify the Collateral Agent against all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) relating to the enforcement of this Heitman Pledge Agreement against the Pledgor or its Collateral. The provisions of Section VII of the Credit Agreement relating to the Collateral Agent are incorporated herein by reference and shall apply for the benefit and protection of the Collateral Agent under this Heitman Pledge Agreement.

          19. The Collateral Agent, the Agent and any Bank may at any time and from time to time, without the consent of or notice (except as shall be required by applicable statute and cannot be waived) to, the Pledgor, without incurring responsibility to the Pledgor and without impairing or releasing the pledge and security interests provided for herein, upon or without any terms or conditions and in whole or in part:

                (a) Change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and/or change, terminate or waive any of the provisions of any of the Loan Documents, and the pledge and security interests provided for herein shall apply to the Obligations as so changed, extended, renewed or altered;

                (b) Sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by any Person other than the Pledgor owning such property at any time pledged or mortgaged to secure, or howsoever securing, the Obligations, and/or any offset thereagainst;

               (c) Fail to perfect any security interest or exercise or refrain from exercising any rights against the Pledgor or others or otherwise act or refrain from acting;

               (d) Settle or compromise any of the Obligations, any security therefor or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Pledgor to its creditors; and

               (e) Apply any sums by whomsoever paid or howsoever realized to any of the Obligations, regardless of what liability or liabilities of the Pledgor remain unpaid.

          20. THIS HEITMAN PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS OF SAID STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE VALIDITY AND PERFECTION OF THE SECURITY INTEREST HEREBY CREATED AND THE ENFORCEMENT OF THE REMEDIES CONTAINED HEREIN.

          21. This Heitman Pledge Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be restored or returned by the Agent, the Collateral Agent or any Bank for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of the Pledgor, the Company, any Subsidiary of the Company or any guarantor of all or any portion of the Obligations as though such payment had not been made, irrespective of whether any note or other evidence of indebtedness has been surrendered or cancelled.

          22. IN ANY ACTION OR PROCEEDING RELATING TO THIS HEITMAN PLEDGE AGREEMENT, THE PARTIES HERETO MUTUALLY WAIVE TRIAL BY JURY.

          IN WITNESS WHEREOF, the parties have duly executed and delivered this Heitman Pledge Agreement as of the day and year first above written.

                              HEITMAN FINANCIAL LTD.


                              By:___________________________
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF BOSTON,
                                AS COLLATERAL AGENT



                              By:___________________________
                                 Name:
                                 Title:

                                  SCHEDULE A TO
                            HEITMAN PLEDGE AGREEMENT
                      BY AND BETWEEN HEITMAN FINANCIAL LTD.
                             AND THE FIRST NATIONAL
                       BANK OF BOSTON, AS COLLATERAL AGENT


                    The Collateral covered by the Heitman Pledge Agreement to
               which this Schedule A is annexed includes, without limitation, the following shares of stock, certificates representing which are hereby delivered to the Collateral Agent in good transferable form, endorsed by the Pledgor in blank (and all proceeds thereof):

                                   NUMBER    PERCENTAGE
                                   OF        OF SHARES      CERTIFICATE
     ISSUER                        SHARES    OUTSTANDING    NUMBER
     -----------------             ------    -----------    -----------
     -----------------             ------    -----------    -----------

     Heitman Financial              1,000      100%              2
       Services Ltd.

     Heitman Advisory               1,000      100%              2
       Corporation

     Heitman Properties            39,763      100%             24
       Ltd.
